Exhibit 99.1

Investors May Contact: Ryan Marsh Treasurer (770) 418-8211 investor@asburyauto.com

Reporters May Contact: Tom Pratt RF|Binder Partners (212) 994-7563 tom.pratt@RFBinder.com

Asbury Automotive Group Reports First Quarter Income from Continuing Operations of $0.07 per Diluted Share

Duluth, GA, April 29, 2009 – Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported financial results for the first quarter ended March 31, 2009.

Income from continuing operations for the first quarter was $2.2 million, or $0.07 per diluted share, compared to $10.4 million, or $0.32 per diluted share, in the corresponding period last year. Results for both periods included non-core items, as disclosed in the attached tables, which had no material impact on the current quarter’s results, and reduced income from continuing operations for last year’s first quarter by $0.01 per diluted share. Net income for the quarter totaled $0.3 million, or $0.01 per diluted share, compared with $10.1 million, or $0.31 per diluted share, a year ago.

“In light of the extraordinary conditions in the automotive retail market, we are very pleased and encouraged with our first quarter results,” said Charles R. Oglesby, Asbury’s President and CEO. “Delivering income from continuing operations of $0.07 per diluted share, compared with our operating loss in the fourth quarter of 2008, is a tremendous accomplishment in view of the further sequential decline in U.S. new vehicle sales. Over the past twelve months, we have made the difficult but necessary decisions to streamline our organization. We are realizing the cost saving benefits from our corporate relocation and have announced the elimination of our regional management structure, as well as accelerated our efforts to improve the productivity and profitability in our dealerships. Combined, these initiatives have enabled us to reduce same-store operating expenses by $34 million compared to the first quarter of 2008, which represents further progress in reducing our cost structure relative to the fourth quarter of last year.”

Mr. Oglesby added, “As we complete our restructuring program this year, we will be centralizing many of the management functions that had previously been handled by our regional organizations. It’s important to note that this is not merely a temporary response to the current sales environment – we are rebuilding Asbury, creating the optimal structure for the future of our organization. This will help us not only to weather the current storm, but also to be much more efficient and profitable when vehicle sales eventually rebound.”

Craig T. Monaghan, Asbury’s Senior Vice President and Chief Financial Officer, said, “We are currently in compliance with all of our covenants, and our liquidity position is strong. As of March 31, we had $36 million in cash on hand and $163 million in available borrowing capacity under our credit facilities. With no major debt maturities until 2012, the Company has the financial flexibility to adapt and respond as necessary to the current market headwinds.”

Asbury will host a conference call to discuss its first quarter results this afternoon at 2:00 p.m. Eastern Time. The call will be simulcast live on the Internet and can be accessed by logging onto http://www.asburyauto.com or http://www.ccbn.com. In addition, a live audio of the call will be accessible to the public by calling (877) 795-3646 (domestic), or (719) 325-4839 (international); passcode - 9438944. Callers should dial in approximately 5 to 10 minutes before the call begins.

About Asbury Automotive Group

Asbury Automotive Group, Inc. (“Asbury”), headquartered in Duluth, Georgia, a suburb of Atlanta, is one of the largest automobile retailers in the U.S. Built through a combination of organic growth and a series of strategic acquisitions, Asbury currently operates 86 retail auto stores, encompassing 113 franchises for the sale and servicing of 37 different brands of American, European and Asian automobiles. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements relating to goals, plans, market conditions and projections regarding the Company’s financial position, liquidity, ability to continue as a going concern, results of operations, market position, the benefits of its restructuring program and store-level productivity initiatives, ability to structure the business to be profitable in the current challenging economic environment, ability to maintain compliance with the covenants in its debt and lease agreements and future business strategy. These statements are based on management’s current expectations and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, the Company’s relationships with, and financial stability of, vehicle manufacturers and other suppliers, risks associated with the Company’s indebtedness, the Company’s relationship with its lenders, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation and the Company’s ability to execute its restructuring programs and other operational strategies. There can be no guarantees that the Company’s plans for future operations will be successfully implemented or that they will prove to be commercially successful. These and other risk factors are discussed in the Company’s annual report on Form 10-K and in its other filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME

(In millions, except per share data)

(Unaudited)

	For the Three Months Ended March 31,
	2009	2008
REVENUES:
New vehicle	$443.1	$697.2
Used vehicle	210.7	299.7
Parts and service	163.6	169.4
Finance and insurance, net	20.9	36.3

Total revenues	838.3	1,202.6

COST OF SALES:
New vehicle	415.8	650.7
Used vehicle	190.8	273.2
Parts and service	83.6	83.9

Total cost of sales	690.2	1,007.8

GROSS PROFIT	148.1	194.8

OPERATING EXPENSES:
Selling, general and administrative	123.7	156.1
Depreciation and amortization	6.1	5.1
Other operating income (expense), net	(0.4)	(0.3)

Income from operations	18.7	33.9

OTHER INCOME (EXPENSE):
Floor plan interest expense	(5.0)	(8.4)
Other interest expense	(9.8)	(8.9)
Convertible debt discount amortization	(0.5)	(0.8)
Interest income	—	1.0

Total other expense, net	(15.3)	(17.1)

Income before income taxes	3.4	16.8

INCOME TAX EXPENSE	1.2	6.4

INCOME FROM CONTINUING OPERATIONS	2.2	10.4

DISCONTINUED OPERATIONS, net of tax	(1.9)	(0.3)

NET INCOME	$0.3	$10.1

EARNINGS PER COMMON SHARE:
BASIC -
Continuing operations	$0.07	$0.33
Discontinued operations	(0.06)	(0.01)

Net income	$0.01	$0.32

DILUTED -
Continuing operations	$0.07	$0.32
Discontinued operations	(0.06)	(0.01)

Net income	$0.01	$0.31

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	32.0	31.6

Diluted	32.3	32.3

ASBURY AUTOMOTIVE GROUP, INC.

SELECTED DATA

(Dollars in millions, except per vehicle data)

(Unaudited)

	As Reported for the Three Months Ended March 31,		Increase (Decrease)	% Change
	2009	2008
REVENUE:
New light vehicles	$406.6	$660.6	$(254.0)	(38)%
New heavy trucks	36.5	36.6	(0.1)	—

Total new vehicle	443.1	697.2	(254.1)	(36)%
Used retail	173.2	229.7	(56.5)	(25)%
Used wholesale	37.5	70.0	(32.5)	(46)%

Total used vehicle	210.7	299.7	(89.0)	(30)%
Parts and service	163.6	169.4	(5.8)	(3)%
Finance and insurance, net	20.9	36.3	(15.4)	(42)%

Total revenue	$838.3	$1,202.6	$(364.3)	(30)%

GROSS PROFIT
New light vehicles	$25.7	$44.8	$(19.1)	(43)%
New heavy trucks	1.6	1.7	(0.1)	(6)%

Total new	27.3	46.5	(19.2)	(41)%
Used retail	19.6	26.8	(7.2)	(27)%
Used wholesale	0.3	(0.3)	0.6	(200)%

Total used vehicle	19.9	26.5	(6.6)	(25)%
Parts and service	80.0	85.5	(5.5)	(6)%
Finance and insurance, net	20.9	36.3	(15.4)	(42)%

Total gross profit	$148.1	$194.8	$(46.7)	(24)%

VEHICLES SOLD:
New light retail vehicles	13,174	20,946	(7,772)	(37)%
New fleet vehicles	459	1,330	(871)	(65)%

Total light vehicles	13,633	22,276	(8,643)	(39)%
New heavy trucks	584	607	(23)	(4)%

Total new vehicle	14,217	22,883	(8,666)	(38)%

Used retail units	9,722	12,647	(2,925)	(23)%

REVENUE PER VEHICLE SOLD:
New light vehicles	$29,825	$29,655	$170	1%
New heavy trucks	62,500	60,297	2,203	4%
Used retail	17,815	18,162	(347)	(2)%

GROSS PROFIT PER VEHICLE SOLD:
New light vehicles	$1,885	$2,011	$(126)	(6)%
New heavy trucks	2,740	2,801	(61)	(2)%
Used retail	2,016	2,119	(103)	(5)%
Finance and insurance, net	873	1,022	(149)	(15)%

GROSS PROFIT MARGIN:
New light vehicles	6.3%	6.8%	(0.5)%	(7)%
New heavy trucks	4.4%	4.6%	(0.2)%	(4)%
Used retail	11.3%	11.7%	(0.4)%	(3)%
Parts and service	48.9%	50.5%	(1.6)%	(3)%

Total	17.7%	16.2%	1.5%	9%

	As Reported for the Three Months Ended March 31,		Increase (Decrease)	% Change
	2009	2008
REVENUE MIX PERCENTAGES:
New light vehicles	48.5%	54.9%
New heavy trucks	4.4%	3.0%
Used retail	20.6%	19.2%
Used wholesale	4.5%	5.8%
Parts and service	19.5%	14.1%
Finance and insurance, net	2.5%	3.0%

Total revenue	100.0%	100.0%

Gross profit mix percentages:
New light vehicles	17.4%	23.0%
New heavy trucks	1.1%	0.9%
Used retail	13.2%	13.8%
Used wholesale	0.2%	(0.2)%
Parts and service	54.0%	43.9%
Finance and insurance, net	14.1%	18.6%

Total gross profit	100.0%	100.0%

SG&A EXPENSES AS A PERCENTAGE OF ADJUSTED GROSS PROFIT	83.5%	80.1%	3.4	4%

	Same Store for the Three Months Ended March 31,		Increase (Decrease)	% Change
	2009	2008
REVENUE:
New light vehicles	$400.7	$660.6	$(259.9)	(39)%
New heavy trucks	36.5	36.6	(0.1)	—

Total new vehicle	437.2	697.2	(260.0)	(37)%
Used retail	171.3	229.7	(58.4)	(25)%
Used wholesale	36.8	70.0	(33.2)	(47)%

Total used vehicle	208.1	299.7	(91.6)	(31)%
Parts and service	161.4	169.4	(8.0)	(5)%
Finance and insurance, net	20.6	36.3	(15.7)	(43)%

Total revenue	$827.3	$1,202.6	$(375.3)	(31)%

GROSS PROFIT
New light vehicles	$25.2	$44.8	$(19.6)	(44)%
New heavy trucks	1.6	1.7	(0.1)	(6)%

Total new	26.8	46.5	(19.7)	(42)%
Used retail	19.4	26.8	(7.4)	(28)%
Used wholesale	0.3	(0.3)	0.6	(200)%

Total used vehicle	19.7	26.5	(6.8)	(26)%
Parts and service	79.1	85.5	(6.4)	(7)%
Finance and insurance, net	20.6	36.3	(15.7)	(43)%

Total gross profit	$146.2	$194.8	$(48.6)	(25)%

VEHICLES SOLD:
New light retail vehicles	12,934	20,946	(8,012)	(38)%
New fleet vehicles	459	1,330	(871)	(65)%

Total light vehicles	13,393	22,276	(8,883)	(40)%
New heavy trucks	584	607	(23)	(4)%

Total new vehicle	13,977	22,883	(8,906)	(39)%

Used retail units	9,595	12,647	(3,052)	(24)%

	Same Store for the Three Months Ended March 31,		Increase (Decrease)	% Change
	2009	2008
REVENUE PER VEHICLE SOLD:
New light vehicles	$29,919	$29,655	$264	1%
New heavy trucks	62,500	60,297	2,203	4%
Used retail	17,853	18,162	(309)	(2)%

GROSS PROFIT PER VEHICLE SOLD:
New light vehicles	$1,882	$2,011	$(129)	(6)%
New heavy trucks	2,740	2,801	(61)	(2)%
Used retail	2,022	2,119	(97)	(5)%
Finance and insurance, net	874	1,022	(148)	(14)%

GROSS PROFIT MARGIN:
New light vehicles	6.3%	6.8%	(0.5)%	(7)%
New heavy trucks	4.4%	4.6%	(0.2)%	(4)%
Used retail	11.3%	11.7%	(0.4)%	(3)%
Parts and service	49.0%	50.5%	(1.5)%	(3)%

Total	17.7%	16.2%	1.5%	9%

REVENUE MIX PERCENTAGES:
New light vehicles	48.4%	54.9%
New heavy trucks	4.4%	3.0%
Used retail	20.8%	19.2%
Used wholesale	4.4%	5.8%
Parts and service	19.5%	14.1%
Finance and insurance, net	2.5%	3.0%

Total revenue	100.0%	100.0%

Gross profit mix percentages:
New light vehicles	17.2%	23.0%
New heavy trucks	1.1%	0.9%
Used retail	13.3%	13.8%
Used wholesale	0.2%	(0.2)%
Parts and service	54.1%	43.9%
Finance and insurance, net	14.1%	18.6%

Total gross profit	100.0%	100.0%

SG&A EXPENSES AS A PERCENTAGE OF ADJUSTED GROSS PROFIT	83.8%	80.1%	3.7	5%

ASBURY AUTOMOTIVE GROUP, INC.

Selected Balance Sheet Data

(In millions)

(Unaudited)

	March 31, 2009	December 31, 2008	Increase (Decrease)	% Change
Selected Balance Sheet Data
Cash and cash equivalents	$35.7	$91.6	$(55.9)	(61.0)%
New vehicle inventory	443.2	562.2	(119.0)	(21.2)%
Used vehicle inventory	69.5	59.9	9.6	16.0%
Parts inventory	43.8	44.5	(0.7)	(1.6)%
Total current assets	850.9	1,019.7	(168.8)	(16.6)%
Floor plan notes payable	490.8	612.8	(122.0)	(19.9)%
Total current liabilities	675.6	854.5	(178.9)	(20.9)%

CAPITALIZATION:
Long-term debt (including current portion)	$549.2	$599.7	$(50.5)	(8.4)%
Shareholders’ equity	226.5	226.6	(0.1)	—

Total	$775.7	$826.3	$(50.6)	(6.1)%

Brand Mix - New Light Vehicle by Revenue	For the Three Months Ended March 31,
	2009	2008
Luxury
BMW	9%	9%
Mercedes-Benz	8%	8%
Lexus	5%	7%
Acura	4%	4%
Infinity	4%	5%
Other Luxury	6%	4%

Total Luxury	36%	37%

Mid-Line Imports:
Honda	27%	26%
Toyota	10%	9%
Nissan	10%	13%
Other imports	3%	2%

Total Imports	50%	50%

Mid-Line Domestic:
Ford	8%	6%
General Motors	2%	3%
Chrysler	3%	3%

Total Domestic	13%	12%

Value	1%	1%

Total Light Vehicles	100%	100%

Asbury Automotive Group, Inc.

Supplemental Disclosures Regarding Non-GAAP Financial Information

(Dollars in millions, except per share data)

(Unaudited)

Our operations during 2009 were impacted by certain items that are not core dealership operating items, which we believe are important to highlight when reviewing our results and should not be considered when forecasting our future results.

The non-core items shown in the table below include (i) restructuring costs consisting primarily of severance and retention expenses related to the relocation of our corporate headquarters, (ii) implementation costs associated with transitioning our dealerships to the Arkona dealer management system, and, (iii) a legal settlements benefit related to legal claims arising in, and before, the year 2003.

	As Reported for the Three Months Ended March 31,
	2009	2008
Non-core items – (income) expense
Restructuring costs	$1.3	$—
Dealer management system implementation costs	0.2	0.4
Legal settlements benefit	(1.5)	—
Tax impact of non-core items above	—	(0.1)

Total non-core items	$—	$0.3

Non-core items per dilutive share	$—	$0.01

Weighted average common shares outstanding (diluted)	32.3	32.3

Asbury Automotive Group, Inc.

Summary of Debt Covenants

As of and for the Period Ended March 31, 2009

(Dollars in millions, except per vehicle data)

(Unaudited)

	Wachovia Mortgages	Credit Facilities
Senior Leverage Ratio must be < 3.00
SECURED DEBT (numerator)
+ Mortgage notes payable (including mortgages associated with assets held for sale)		$184.3
+ Borrowings under Revolving Credit Facility		—
+ Capital lease obligations		0.2
+ Interest rate SWAP obligations		—
+ Other indebtedness		1.0

= TOTAL SECURED DEBT (ex floorplan)		$185.5

EBITDA (denominator)
+ Income from continuing operations—trailing 12 months (“T12”)		$(336.9)
+ Add back Total interest expense (ex floorplan interest)—T12		43.3
+ Add back Income tax expense—T12		(142.5)
+ Add back Depreciation & amortization—T12		23.8
+ Add back Accounting changes from gain on debt repurchase		6.3
+ Add back Other non-cash charges—T12		540.2

= CONSOLIDATED EBITDA		134.2
+ Add back Pro forma acquisitions EBITDA (as defined)		—
+ Add back Pro forma rent savings (as defined)		2.8

= CONSOLIDATED PROFORMA EBITDA		$137.0

SENIOR LEVERAGE RATIO		1.35

Total Leverage Ratio must be < 5.00
TOTAL DEBT (numerator)
+ 8.0% Sr. Subordinated Notes (face value outstanding)	$179.4	$179.4
+ 7.625% Sr. Subordinated Notes	143.2	143.2
+ 3.0% Convertible Notes	62.0	62.0
+ Mortgage notes payable (including mortgages associated with assets held for sale)	184.3	184.3
+ Borrowings under Revolving Credit Facility	—	—
+ Direct reimbursement obligations under letters of credit	8.1	—
+ Capital lease obligations	0.2	0.2
+ Interest rate SWAP obligations	12.1	—
+ Other indebtedness (as defined)	2.1	1.0

= TOTAL DEBT (ex Floorplan)	$591.4	$570.1

EBITDA (denominator)
+ Income from continuing operations—trailing 12 months (“T12”)	$(336.9)	$(336.9)
+ Add back Total interest expense (ex floorplan)—T12	43.3	43.3
+ Add back Income tax expense—T12	(142.5)	(142.5)
+ Add back Depreciation & amortization—T12	23.8	23.8
+ Add back Accounting changes from gain on debt repurchase	6.3	6.3
+ Add back Other non-cash charges—T12	548.1	540.2
+ Add back Non-recurring items—T12	8.6	—

= CONSOLIDATED EBITDA	150.7	134.2
+ Add back Pro forma acquisitions EBITDA (as defined)	—	—
+ Add back Pro forma rent savings (as defined)	—	2.8

= CONSOLIDATED PROFORMA EBITDA	$150.7	$137.0

TOTAL LEVERAGE RATIO	3.92	4.16

Fixed Charge Coverage Ratio must be > 1.2

EBITDAR (numerator)
+ Pre-tax Income from continuing operations—trailing 12 months (“T12”)	$(336.9)	$(336.9)
+ Add back Total interest expense (ex floorplan)—T12	43.3	43.3
+ Add back Income tax expense—T12	(142.5)	(142.5)
+ Add back Depreciation & amortization—T12	23.8	23.8
+ Add back Accounting changes from gain on debt repurchase	6.3	6.3
+ Add back Other non-cash charges—T12 (as defined)	548.1	540.2
+ Add back Non-recurring items—T12 (as defined)	8.6	—

= CONSOLIDATED EBITDA	150.7	134.2
+ PLUS Required principal payments—T12	44.9	44.9
- LESS Capital expenditures (as defined)	(17.3)	(12.9)

= TOTAL EARNINGS AVAILABLE FOR FIXED CHARGES	$178.3	$166.2

FIXED CHARGES (denominator)
+ Total interest expense (ex Floorplan Interest)—T12	$43.3	$43.3
- LESS non-cash interest expense associated with convertible notes—T12	(2.7)	(2.7)
+ PLUS Required principal payments—T12	7.1	7.1
+ PLUS Rental expense—T12	44.9	44.9
- LESS Pro forma rent savings (as defined)	—	(2.8)
+ PLUS Cash paid for taxes—T12	6.5	6.5

= TOTAL FIXED CHARGES	$99.1	$96.3

FIXED CHARGE COVERAGE RATIO	1.80	1.73

Current Ratio must be > 1.2
Total current assets (numerator)
+ Total current assets	$850.9	$850.9
+ PLUS Available unused commitments under Revolving Credit Facility	125.0	129.6

= TOTAL CURRENT ASSETS	$975.9	$980.5

Total current liabilities (denominator)
+ Total current liabilities	$675.6	$675.6
- LESS Debt balloon payments due within 6-12 months	—	—

= TOTAL CURRENT LIABILITIES	$675.6	$675.6

CURRENT RATIO	1.44	1.45

Adjusted Net Worth must be > $350 million
Stockholders’ equity	$226.5
- LESS 50% of net income subsequent to March 31, 2008 (to the extent net income is positive)	—
- LESS Proceeds from stock option exercises subsequent to March 31, 2008	(0.1)
+ ADD Impairment expenses, net of tax	383.0

= ADJUSTED NET WORTH	$609.4